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                                 EXHIBIT 10.45

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is made and entered into as of this 16th day of February 1996, by and between NOBLE DRILLING CORPORATION, a Delaware corporation ("Borrower"), FIRST INTERSTATE BANK OF TEXAS, N.A., a national banking association executing this Amendment in its individual capacity ("First Interstate") and as agent for Credit Lyonnais Cayman Island Branch ("Credit Lyonnais"), and Credit Lyonnais.

                              W I T N E S S E T H:

         WHEREAS, that certain Credit Agreement dated as of June 16, 1994, between the Borrower, Credit Lyonnais, and First Interstate in its individual capacity and as agent (the "Agent") for Credit Lyonnais was amended by that certain First Amendment to Credit Agreement dated as of June 30, 1995 (such Credit Agreement, as the same is hereby amended and may hereafter be amended from time to time, being hereinafter referred to as the "Credit Agreement"), certain credit facilities were made available to the Borrower;

         WHEREAS, the indebtedness and obligations of the Borrower to the Banks (as defined in the Credit Agreement) have been evidenced by (i) the Credit Agreement, (ii) the Applications, and (iii) each of the revolving notes dated June 30, 1995, made by Borrower to the order of each of the Banks (the "Notes");

         WHEREAS, to secure, in part, the indebtedness under the Credit Agreement and the Notes (as defined in the Credit Agreement), and all renewals, extensions, modifications, increases and/or rearrangements thereof and in connection therewith, and all other indebtedness, liabilities and obligations of the Borrower to the Agent or the Banks, then existing or thereafter arising,
(i) each of Noble Drilling (U.S.) Inc., a Delaware corporation ("ND-US"), Noble Drilling (West Africa) Inc., a Delaware corporation ("ND-WA"), Noble Drilling (Mexico) Inc., a Delaware corporation ("ND-M"), and Noble Offshore Corporation, a Delaware corporation ("NOC") (collectively, the "Guarantors"), have guaranteed to the Agent and the Banks the payment and performance of the Obligations (as defined in the Credit Agreement) pursuant to the Guaranties (as defined in the Credit Agreement), (ii) the Borrower has executed and delivered to the Agent (as defined in the Credit Agreement) that certain Security Agreement dated as of June 16, 1994, in favor of the Agent for the benefit of the Banks (the "Security Agreement") and (iii) Intercompany Revolving Credit Demand Notes, each dated June 16, 1994, made to the order of Borrower in the original principal amount of $20,000,000 by each of (a) Noble International Limited, a Cayman Islands corporation ("Noble International"), (b) Noble Drilling (U.K.) Limited, a Scotland corporation ("Noble UK"), (c) Noble Drilling De Venezuela C.A., a Venezuela corporation ("Noble Venezuela"), and
(d) Noble Drilling (West Africa) Ltd., a Bermuda corporation ("Noble West Africa"), have been pledge by Borrower to the Banks






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pursuant to the Security Agreement (such four Intercompany Revolving Credit
Demand Notes hereinafter collectively referred to as the "Prior Collateral Notes");

         WHEREAS, to secure, in part, the indebtedness under the Credit Agreement and each of the Notes (and all renewals, extensions, modifications and/or rearrangements, liabilities and obligations of the Borrower to the Agent and the Banks then existing or thereafter arising, the Borrower has heretofore executed in favor of the Agent for the benefit of the Banks: (i) the Security Agreement, (ii) the Applications (as defined in the Credit Agreement), (iii) the Guaranty, and (iv) all other security agreements, guaranties, financing statements and other agreements executed in connection with the Credit Agreement prior to the date hereof, all of which shall continue as amended in connection herewith in full force and effect after the execution of this Amendment, and shall secure the Borrower's payment of the Obligations (as defined in the Credit Agreement) all as more fully set forth therein and herein;

         WHEREAS, the Borrower desires to increase the total amount of Letter of Credit available to it by reducing the total amount of the Revolving Loan Commitment by the excess of Total Letter of Credit Liabilities over $5,000,000;

         WHEREAS, in furtherance of the foregoing and to evidence the agreements of the parties hereto in relation thereto the parties hereto desire to amend the Credit Agreement as hereinafter provided;

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration and reasonably equivalent value, the receipt and sufficiency of which are hereby expressly acknowledged, the Borrower, the Agent and the Banks hereby agree as follows:

                           I.  CERTAIN DEFINITIONS:

         Section 1.01 Certain Definitions. All terms used herein shall have the respective meanings set forth therefor in the Credit Agreement except as otherwise expressly defined herein.

         (b) Revised Definitions. Effective as of the date hereof as used in the Credit Agreement, the following terms shall have the following meanings:

                 "Loan Formula Certificate" means a duly certified report, in form and substance substantially similar to that which is attached hereto as Annex A attached hereto, with the blanks therein properly and accurately completed, and setting forth the limitations on Total Loans and the limitations on Letters of Credit in Article II hereof, such certificate being executed by an Authorized Representative of Borrower.

                 "Revolving Loan Commitment" means as of any date of determination thereof, the commitment of the Banks to make Revolving Loans as set forth in Section 2.03 hereof, up to the maximum aggregate amount of the Total Credit Commitment less the sum of (a) $5,000,000, and (b) the excess at any such date (if a positive number) of the Total Letter of Credit Liabilities over $5,000,000.

                   II.  AMENDMENT; CONDITIONS TO AMENDMENT




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         Section 2.01 Amendments to Credit Agreement.  (a) (Section 2.01(a) is
hereby amended so as to read in its entirety as follows:

                 (a) Subject to the terms and conditions of this Agreement, each of the Banks severally agrees to lend to the Borrower, and the Borrower has the right to borrow from each of the Banks, from time to time during the period from the date hereof to and including the Credit Maturity Date, amounts not to exceed at any one time outstanding such Bank's Specified Percentage of the Revolving Loan Commitment, provided, however, that (i) the sum of the aggregate principal amount of all Revolving Loans by the Banks at any one time outstanding together with all Letter of Credit Liabilities shall not exceed the lesser of (a) the Total Credit Commitment, and (b) the Borrowing Base in effect from time to time, and (ii) the aggregate principal amount of all Revolving Loans by the Banks at any one time outstanding shall not exceed the lesser of (a) $25,000,000 less the excess (if a positive number) of Total Letter of Credit Liabilities over $5,000,000 and (b) the Total Credit Commitment and (iii) all Letter of Credit Liabilities shall not exceed $8,000,000. The credit described in the preceding sentence shall be a revolving credit entitling the Borrower to borrow, prepay and reborrow by means of Advances of any Type in accordance with the terms hereof. Each Type of Advance shall be made at Agent's Applicable Lending Office for such Type of Advance.

                 (b) Section 2.08 of the Credit Agreement is hereby amended so as to read in its entirety as follows:

                          2.08 Letters of Credit. Subject to all the terms of this Agreement, prior to the Credit Maturity Date, First Interstate agrees to issue, renew and extend Letters of Credit, and each of the Banks agrees to maintain a participation interest, to the extent of the Specified Percentage of each, in all such Letters of Credit; provided that in no event shall Total Letter of Credit Liabilities exceed nor shall any Letter of Credit be issued, renewed or extended which would result in Total Letter of Credit Liabilities exceeding, the lesser of (i) $8,000,000, (ii) the Total Credit Commitment, less the aggregate principal amount of all Revolving Loans outstanding, and
         (iii) the Borrowing Base. Each Letter of Credit shall be issued by First Interstate with the Banks each participating based on their respective Specified Percentages, shall be for the account of the Borrower or any of its Subsidiaries, shall have an expiration date prior to the Credit Maturity Date and shall be for the purpose of securing the contractual obligations of the Borrower or any of its Subsidiaries, provided however, that neither the Agent, First Interstate nor any of the other Banks shall be obligated to issue any Letter of Credit if the face amount thereof would exceed the various limits on the Total Letter of Credit Liabilities as set forth in this Agreement. If First Interstate makes a payment under any Letter of Credit and the Borrower has not made available to First Interstate sufficient funds to honor such payment, each of the Banks other than First Interstate will forthwith upon request forward to or deposit with Agent for the account of First Interstate an amount equal to its Specified Percentage of such payment, with interest as set forth in
         Section 2.10 hereof. Such deposit by the




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         Banks shall not relieve the Borrower from its reimbursement obligations under the applicable Application or hereunder.

         Section 2.02 Conditions to Amendment. This Amendment shall become effective as of the date hereof upon satisfaction, to the Agent, of the following conditions by the Borrower:

                 (a) The Borrower and each Significant Subsidiary other than a Foreign Subsidiary (other than Noble Drilling (Canada) Ltd.) shall have delivered to the Agent, in form and substance satisfactory to the Agent, certified copies of resolutions of the Board of Directors of each such Person authorizing the execution, delivery and performance of this Amendment and any other Loan Documents executed by each such Person in connection herewith;

                 (b) The Borrower and each Significant Subsidiary other than a Foreign Subsidiary (other than Noble Drilling (Canada) Ltd. shall have delivered to the Agent, in form and substance satisfactory to the Agent, certificates of incumbency certified by the secretary or assistant secretary of the Borrower and each such Significant Subsidiary with specimen signatures of the president, vice president and secretary thereof;

                 (c) The Borrower shall have paid all legal fees and expenses incurred in connection with this Amendment; and

                 (d) The Borrower shall have duly executed and delivered all other documents requested by the Agent in connection herewith.

             III.  REPRESENTATIONS, WARRANTIES AND RATIFICATIONS

         Section 3.01 Representations and Warranties. The Borrower, by executing this Amendment, hereby represents and warrants to the Agent that the representations and warranties contained in Section 3 of the Credit Agreement, as amended hereby, and the exhibits thereto, and the information therein, are true and correct on and as of the date hereof as though made on and as of the date hereof (except as to representations and warranties that were limited by their express terms to a specific date or as to which disclosure has been made to, and written approval has been received from, the Agent), and no event has occurred and is continuing which constitutes an Event of Default or which would constitute an Event of Default but for the requirement of notice or lapse of time or both.

         Section 3.02 Ratification.   (a) The terms and provisions set forth in
this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, but except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect, the Borrower hereby agreeing that the Credit Agreement, as amended hereby, and the other Loan Documents, whether or not amended hereby, are and shall continue to be outstanding, validly existing and enforceable in accordance with their respective terms.

         (b) Furthermore, the Borrower confirms, ratifies and continues as valid and subsisting all liens and security interests established by the Loan Documents to secure the Obligations, including, but without limitation, all Reimbursement Obligations and all indebtedness that has arisen, now exists or hereafter arises under or is evidenced by the Notes and all extensions,




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renewals, modifications, increases and rearrangements thereof, and any and all other indebtedness, liabilities and obligations whatsoever of the Borrower to the Banks, the Reimbursement Obligations and the Notes having been contemplated by the parties hereto and to the Loan Documents, and intended to be secured by the Loan Documents.

         Section 3.03 Continuity of Agreement and Promissory Notes. The indebtedness of the Borrower to the Banks was and is governed by the terms of the Credit Agreement, and has been evidenced in part by the Notes and the Credit Agreement. The terms of any agreement, promissory note or any other document notwithstanding, the Credit Agreement has been since its execution, and remains, in full force and effect and, together with the Notes and the Loan Documents, represents the written obligation of the Borrower to make payments of the outstanding principal balance of and interest on the outstanding principal balance of, the Loans, the Reimbursement Obligations, and other indebtedness and liabilities to the Agent or the Banks.

                               IV.  MISCELLANEOUS

         Section 4.01 Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement, the Notes, and any and all other promissory notes, mortgages, deeds of trust, security agreements and other Loan Documents heretofore, now, or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, or as further evidence of or security for or in connection with the Credit Agreement as amended hereby, are hereby amended so that any reference in the Credit Agreement or in the other Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         Section 4.02 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         Section 4.03 Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND FOR ALL PURPOSES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This Amendment has been entered into in Harris County, Texas and shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Amendment; and venue in any such dispute shall be laid in Harris County--the county or judicial district of the Agent's principal place of business.

         Section 4.04 Parties Bound. This Amendment shall be binding upon and inure to the benefit of Borrower and the Agent and the Banks, and their respective successors and assigns; provided, however, that neither the Borrower nor any of its successors or assigns may, without the prior written consent of the Agent and the Banks, assign any rights, powers, duties or obligations hereunder.

         Section 4.05 Final Agreement. THIS AGREEMENT, TOGETHER WITH (i) THE OTHER WRITTEN DOCUMENTS REQUIRED BY SECTION 2.02 HEREOF, (ii) THE CREDIT AGREEMENT AND THE WRITTEN DOCUMENTS CONTEMPLATED IN




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SECTION 8 THEREOF, AND (iii) THE FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS
OF JUNE 30, 1995, REPRESENT AND CONSTITUTE THE FINAL AGREEMENT BY AND AMONG THE BORROWER, THE GUARANTORS, THE AGENT OR THE BANKS AND MAY NOT BE ALTERED, MODIFIED OR CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE BORROWER OR THE GUARANTORS WITH THE AGENT OR THE BANKS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OR COMMITMENTS AMONG THE BORROWER, THE GUARANTORS, THE AGENT OR THE BANKS. THIS PROVISION SHALL CONSTITUTE NOTICE TO THE BORROWER AND THE GUARANTORS UNDER SECTION 26.02 OF THE TEXAS BUSINESS & COMMERCE CODE OF THE PROVISIONS THEREOF AND HEREOF.

         EXECUTED as of the date first above stated.


                                           NOBLE DRILLING CORPORATION

                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Print Title:
                                                       -------------------------

                                           FIRST INTERSTATE BANK OF TEXAS, N.A.

                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Print Title:
                                                       -------------------------

                                           CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Print Title:
                                                       -------------------------




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                  Guarantors' Acknowledgment and Reaffirmation
                           of Amendment and Guaranty

         Noble Drilling (U.S.) Inc., a Delaware corporation ("ND-US"), Noble Drilling (West Africa) Inc., a Delaware corporation ("ND-WA"), Noble Drilling (Mexico) Inc., a Delaware corporation ("ND-M"), having executed an unconditional guaranty agreement, in favor of the Agent and the Banks and dated as of June 16, 1994, and Noble Offshore Corporation, a Delaware corporation ("NOC"), having executed an unconditional guaranty agreement, in favor of the Agent and the Banks and dated as of June 30, 1995, hereby acknowledge, consent and agree to the terms of the foregoing Second Amendment to Credit Agreement, and further agree that the Guaranty Agreements executed and delivered by each of ND-US, ND-WA, ND-M and NOC has been and continues in full force and effect in accordance with its terms guaranteeing the payment and performance of all indebtedness and obligations of the Borrower to the Agent and the Banks without limitation, adverse effect or restriction by the foregoing Second Amendment to Credit Agreement.

                                          ND-US
                                          -----

                                          Noble Drilling (U.S.) Inc.

                                          By:
                                             ----------------------------------
                                          Print Name:
                                                     --------------------------
                                          Print Title:
                                                      -------------------------

                                          ND-WA
                                          -----

                                          Noble Drilling (West Africa) Inc.

                                          By:
                                             ----------------------------------
                                          Print Name:
                                                     --------------------------
                                          Print Title:
                                                      -------------------------

                                          ND-M
                                          ----

                                          Noble Drilling (Mexico) Inc.

                                          By:
                                             ----------------------------------
                                          Print Name:
                                                     --------------------------
                                          Print Title:
                                                      -------------------------

Index to Annexes:

Annex A - Loan Formula Certificate




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